UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On January 23, 2013, The Boeing Company (“Boeing”) and Boeing Capital Corporation (“BCC”) entered into a termination agreement to terminate the support agreement dated December 23, 2003 between the parties. The termination is effective February 22, 2013, provided that on or before such date each of Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings either publicly confirms, or provides Boeing or BCC confirmation that such termination does not adversely affect the credit ratings of the debt of BCC. The termination agreement is filed as an exhibit to this report.

Boeing’s and BCC’s execution of the termination agreement was in conjunction with Boeing issuing a guaranty of all of BCC’s outstanding publicly issued debt securities.

Item 8.01 Other Events.

On January 23, 2013, Boeing issued a press release announcing that BCC intends to suspend its separate Securities and Exchange Commission (“SEC”) reporting, while Boeing will continue to report BCC as a segment in Boeing’s SEC reports. Boeing also announced that it had issued a full and unconditional guarantee of all the outstanding publicly-issued debt securities of BCC. The press release and the forms of guaranty are filed as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

10.1	Termination Agreement dated January 23, 2013, between The Boeing Company and Boeing Capital Corporation, related to Support Agreement between The Boeing Company and Boeing Capital Corporation dated December 23, 2003

99.1	Press Release of The Boeing Company dated January 23, 2013 (incorporated by reference to Exhibit 99.1 of Form 8-K of The Boeing Company dated January 23, 2013, file number 001-00442)

99.2	Guaranty, dated January 23, 2013, of The Boeing Company, relating to securities issued under Indenture dated as of August 31, 2000 between Boeing Capital Corporation and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company

99.3	Guaranty, dated January 23, 2013, of The Boeing Company, relating to securities issued under Indenture dated as of April 15, 1987 between Boeing Capital Corporation, formerly McDonnell Douglas Finance Corporation, and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company, as supplemented by Supplemental Indenture No. 1 thereto, dated as of June 12, 1995

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Kelvin E. Council
Kelvin E. Council
January 23, 2013		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Termination Agreement dated January 23, 2013, between The Boeing Company and Boeing Capital Corporation, related to Support Agreement between The Boeing Company and Boeing Capital Corporation dated December 23, 2003

99.1	Press Release of The Boeing Company dated January 23, 2013 (incorporated by reference to Exhibit 99.1 of Form 8-K of The Boeing Company dated January 23, 2013, file number 001-00442)

99.2	Guaranty, dated January 23, 2013, of The Boeing Company, relating to securities issued under Indenture dated as of August 31, 2000 between Boeing Capital Corporation and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company

99.3	Guaranty, dated January 23, 2013, of The Boeing Company, relating to securities issued under Indenture dated as of April 15, 1987 between Boeing Capital Corporation, formerly McDonnell Douglas Finance Corporation, and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company, as supplemented by Supplemental Indenture No. 1 thereto, dated as of June 12, 1995